UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event          May 2, 2008 (April 28, 2008)
reported)                                       --------------------------------


                               L.B. Foster Company
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             (Exact name of registrant as specified in its charter)


         Pennsylvania                 000-10436                  25-1324733
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(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)


415 Holiday Drive, Pittsburgh, Pennsylvania                         15220
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 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code     412-928-3417
                                                       -------------------------


                                      None
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01         Entry into a Material Definitive Agreement

         On April 28, 2008, the Registrant's wholly owned subsidiary, CXT Inc., signed a lease amendment for its concrete tie and crossings plant in Spokane, Washington with the landlord, Park SPE, LLC. The amendment extends the term of the Lease through July 31, 2010 effective August 1, 2008. The amendment is attached hereto and incorporated by reference.

Item 9.01        Exhibits



10.12.6 Seventh Amendment dated April 28, 2008 to lease between CXT Incorporated and Park SPE, LLC.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           L.B. FOSTER COMPANY
                                           -------------------
                                           (Registrant)


Date:  May 2, 2008
       -----------
                                           /s/ David J. Russo
                                           ------------------
                                           David J. Russo
                                           Senior Vice President
                                           Chief Financial Officer and Treasurer

Exhibit Index
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Exhibit Number       Description
--------------       -----------


10.12.6 Seventh Amendment dated April 28, 2008 to lease between CXT Incorporated and Park SPE, LLC.